Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$33				$33	$17
2	Pinnacle West Energy	(18)				(18)	(23)
3	APS Energy Services	2				2	(6)
4	SunCor	2				2	1
5	El Dorado	—				—	(3)
6	Parent Company	11				11	24

7	Income From Continuing Operations	30	—	—	—	30	10
8a	Income From Discontinued Operations - Net of Tax	—				—	(5)
8b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—	—

9	Net Income	$30	$—	$—	$—	$30	$5

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED
10	Arizona Public Service	$0.37				$0.37	$0.20
11	Pinnacle West Energy	(0.20)				(0.20)	(0.26)
12	APS Energy Services	0.02				0.02	(0.06)
13	SunCor	0.02				0.02	0.01
14	El Dorado	—				—	(0.03)
15	Parent Company	0.12				0.12	0.25

16	Income From Continuing Operations	0.33	—	—	—	0.33	0.11
17a	Income From Discontinued Operations - Net of Tax	—				—	(0.06)
17b	Cumulative Effect of Change in Accounting - Net of Tax	—				—	—

18	Net Income	$0.33	$—	$—	$—	$0.33	$0.05

19	BOOK VALUE PER SHARE (a)	$31.19				$31.19	$1.80
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	91,376				91,376	17
21	End of Period	91,310				91,310	53

See Glossary of Terms	Page 1 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)
	Regulated Electricity Segment
	Retail
22	Residential	$189				$189	$21
23	Business	211				211	15

24	Total retail	400	—	—	—	400	36
	Wholesale revenue on delivered electricity
25	Traditional contracts	3				3	—
26	Retail load hedge management	—				—	—
27	Transmission for others	8				8	2
28	Other miscellaneous services	4				4	(3)

29	Total regulated electricity	415	—	—	—	415	35

	Marketing and Trading Segment
	Delivered marketing and trading
30	Generation sales other than native load	10				10	(34)
31	Realized margins on electricity trading (a)	5				5	(4)
32	Other delivered electricity (a)	66				66	(6)

33	Total delivered marketing and trading	81	—	—	—	81	(44)

	Other Marketing and Trading
34	Realized margins on delivered commodities other than electricity (a)	(2)				(2)	—
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	1				1	4
36	Change in mark-to-market for future-period deliveries	8				8	11

37	Total other marketing and trading	7	—	—	—	7	15

38	Total marketing and trading	88	—	—	—	88	(29)

39	Total electric operating revenues	$503	$—	$—	$—	$503	$6

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior-period mark-to-market loss of $1 million was transferred to “realized” for the first quarter of 2004. Lines 31, 32 and 34 include amounts totaling $1 million of realized loss for the first quarter of 2004.

See Glossary of Terms	Page 2 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC SALES (GWH)
	Regulated Electricity Segment
	Retail sales
40	Residential	2,410				2,410	306
41	Business	3,051				3,051	202

42	Total retail	5,461	—	—	—	5,461	508
	Wholesale electricity delivered
43	Traditional contracts	138				138	8
44	Retail load hedge management	169				169	60

45	Total regulated electricity	5,768	—	—	—	5,768	576

	Marketing and Trading Segment
	Delivered marketing and trading
46	Generation sales other than native load	358				358	(634)
47	Electricity trading	4,198				4,198	(876)
48	Other delivered electricity	1,140				1,140	(166)

49	Total delivered marketing and trading	5,696	—	—	—	5,696	(1,676)

50	Total electric sales	11,464	—	—	—	11,464	(1,100)

See Glossary of Terms	Page 3 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4thQtr	Year-To-Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$3				$3	$—
52	Other electricity marketing and trading (a)	11				11	(13)

53	Total electricity	14	—	—	—	14	(13)
54	Other commodities (a)	(2)				(2)	—

55	Total realized margin	12	—	—	—	12	(13)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(1)				(1)	4
57	Other commodities (a)	2				2	—
58	Charge related to trading activities with Enron and its affiliates	—				—	—

59	Subtotal	1	—	—	—	1	4

60	Total current period effects (b)	13	—	—	—	13	(9)

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	7				7	13
62	Other commodities	1				1	(2)

63	Total future period effects	8	—	—	—	8	11

64	Total gross margin	$21	$—	$—	$—	$21	$2

Future Marketing and Trading Mark-to-Market Realization

As of March 10, 2004, Pinnacle West had accumulated mark-to-market net gains of $32 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realize gains as the underlying commodities are delivered, as follows: 2004, $8 million; $8 million; 2005, $7 million; 2006, $3 million and thereafter, $14 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the first quarter of 2004. A $1 million realized gain is included in the $11 million on line 52 for the first quarter of 2004.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms	Page 4 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4thQtr	Year-To-Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued)
	(Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	$20				$20	$3
66	Natural gas	1				1	(1)
67	Coal	—				—	1
68	Emission allowances	—				—	—
69	Other	—				—	(1)

70	Total gross margin	$21	$—	$—	$—	$21	$2

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than	$—				$—	$2
	native load
72	Other marketing and trading	12				12	8
	APS
73	Generation sales other than native load	3				3	(3)
74	Other marketing and trading	(8)				(8)	(8)
	Pinnacle West Energy
75	Generation sales other than native load	—				—	1
76	Other marketing and trading	10				10	10
	APS ES
77	Other marketing and trading	4				4	(8)

78	Total gross margin before income taxes	$21	$—	$—	$—	$21	$2

See Glossary of Terms	Page 5 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4thQtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	855,754				855,754	27,817
80	Business	105,502				105,502	3,503

81	Total	961,256	—	—	—	961,256	31,320
82	Wholesale customers	66				66	1

83	Total customers	961,322	—	—	—	961,322	31,321

84	Customer Growth (% over prior year)	3.4%				3.4%	0.1%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	2,383				2,383	140
86	Business	3,007				3,007	132

87	Total	5,390	—	—	—	5,390	272

	RETAIL USAGE (KWh/Average Customer)
88	Residential	2,816				2,816	275
89	Business	28,919				28,919	992
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
90	Residential	2,784				2,784	75
91	Business	28,502				28,502	315
	ELECTRICITY DEMAND (MW)
92	System peak demand	3,979				3,979	410

See Glossary of Terms	Page 6 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4thQtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	2,148				2,148	(158)
94	Coal	2,887				2,887	117
95	Gas, oil and other	363				363	(925)

96	Total	5,398	—	—	—	5,398	(966)

	Purchased power
97	Firm load	701				701	713
98	Marketing and trading	5,507				5,507	(982)

99	Total	6,208	—	—	—	6,208	(269)

100	Total energy sources	11,606	—	—	—	11,606	(1,235)

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	88%				88%	(10)%
102	Coal	77%				77%	2%
103	Gas, oil and other	5%				5%	(21)%
104	System average	44%				44%	(14)%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	135				135	104
106	Coal	149				149	(143)
107	Gas	49				49	(140)

108	Total	333	—	—	—	333	(179)
109	Generation Fuel Cost ($/MWh)	$11.17				$11.17	$(4.72)

See Glossary of Terms	Page 7 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4thQtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$43.73				$43.73	$(5.93)
111	SP15	$48.37				$48.37	$(5.98)
	Off-Peak
112	Palo Verde	$33.66				$33.66	$(2.43)
113	SP15	$36.90				$36.90	$(2.80)
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	273				273	197
115	Heating degree-days	552				552	203
116	Average humidity	39%				39%	(5)%
	10-Year Averages
117	Cooling degree-days	80				80	—
118	Heating degree-days	521				521	—
119	Average humidity	43%				43%	0%
	ECONOMIC INDICATORS
	Building Permits — Metro Phoenix (b)(d)
120	Single-family	5,564				5,564	607
121	Multi-family	1,039				1,039	812

122	Total	6,603	—	—	—	6,603	1,419

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	2.2%				2.2%	1.0%
124	Unemployment rate (%, seasonally adjusted)	5.2%				5.2%	(0.7)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect latest available data through periods ending February 2004.

See Glossary of Terms	Page 8 of 8